                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 16, 2000



                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



            Delaware                  1-9494                    13-3228013
    (State or other jurisdiction     (Commission             (I.R.S. Employer
         of incorporation)            File Number)            Identification
                                                                Number)


  727 Fifth Avenue, New York, New York                          10022
(Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (212) 755-8000

Item 5.  Other Events.

         On May 16, 2000, Registrant issued the following press release announcing its sales and earnings for the three-month period ended April 30, 2000:

NEW YORK, May 16, 2000 - Tiffany & Co. (NYSE-TIF) announced that 26 percent growth in worldwide sales in its first quarter, combined with improved margins, resulted in net earnings growth of 88 percent. The sales performance was highlighted by U.S. comparable store sales growth of 28 percent, as well as strong increases in international markets.

In the first quarter ended April 30, 2000, net sales of $343,252,000 were 26 percent higher than $272,277,000 in the prior year. Net earnings rose 88 percent to $30,425,000, or 40 cents per diluted share, compared with $16,157,000, or 22 cents per diluted share, in 1999's first quarter. Net earnings per share in 1999 are adjusted to reflect a two-for-one stock split in July 1999.

Sales results in Tiffany's three channels of distribution were as follows:

o U.S. Retail sales rose 28 percent to $169,192,000. Comparable store sales increased 28 percent due to geographically broad-based growth. Four new stores also generated strong initial results; however, such new store sales were offset by the Company's discontinuation of its U.S. wholesale trade business in January 2000.

o International Retail sales increased 26 percent to $147,446,000. Comparable store sales growth was strong in all key regions, highlighted by a 15 percent increase in local currency in Japan, Tiffany's largest international market.

o Direct Marketing sales rose 15 percent to $26,614,000 primarily due to growth in corporate and catalog sales, along with results from Tiffany's e-commerce initiative that commenced in November 1999.

Michael J. Kowalski, President and Chief Executive Officer, said, "These results are certainly an excellent way to start 2000. They confirm both the consistent strength of worldwide demand for fine jewelry and gifts, as well as Tiffany's continuing ability to gain share in a very large market."

Tiffany & Co. is the internationally renowned jeweler and specialty retailer. Sales are made primarily through TIFFANY & CO. stores and boutiques in the Americas, Asia-Pacific, Europe and the Middle East. Direct Marketing includes Tiffany's corporate division, catalog and Internet sales. Additional information can be found on Tiffany's Web site, www.tiffany.com, and on its shareholder information line (800) TIF-0110.

The Company will host a conference call today to review these results at 8:30 a.m. (EST). Interested parties may listen to the Web broadcast by accessing www.shareholder.com/tiffany on the Internet.

                                      # # #

                         TIFFANY & CO. AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
               (Unaudited, in thousands, except per share amounts)


                                                           Three months ended April 30,
                                                      ---------------------------------
                                                                 2000            1999
                                                          ------------    -------------
Net sales                                                  $  343,252      $   272,277

Cost of sales                                                 147,734          123,981
                                                          ------------    -------------

Gross profit                                                  195,518          148,296

Selling, general and administrative expenses                  142,123          118,857
                                                          ------------    -------------

Earnings from operations                                       53,395           29,439

Other expenses,  net                                            2,685            1,582
                                                          ------------    -------------

Earnings before income taxes                                   50,710           27,857

Provision for income taxes                                     20,285           11,700
                                                          ------------    -------------

Net earnings                                               $   30,425      $    16,157
                                                          ============    =============


Net earnings per share:

  Basic                                                    $     0.42       $     0.23
                                                          ============    =============

  Diluted                                                  $     0.40       $     0.22
                                                          ============    =============


Weighted average number of common shares:

  Basic                                                        72,549           70,080
  Diluted                                                      75,918           72,702




Note: Shares and net earnings per share have been adjusted to reflect a two-for-one stock split in July 1999.


                         TIFFANY & CO. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (Unaudited, in thousands)




                                                               April 30,         January 31,              April 30,
                                                                   2000                2000                   1999
                                                     ------------------    ------------------    ------------------
ASSETS

Current assets:
Cash and cash equivalents                             $        199,167      $        216,936      $        140,250
Accounts receivable, net                                       106,423               119,356                92,599
Inventories, net                                               525,594               504,800               523,480
Deferred income taxes                                           35,005                30,212                23,393
Prepaid expenses and other current assets                       26,591                20,357                24,887
                                                         --------------        --------------        --------------

Total current assets                                           892,780               891,661               804,609

Property and equipment, net                                    326,368               322,400               194,352
Deferred income taxes                                            6,141                 6,235                 8,574
Other assets, net                                              132,336               123,266                47,022
                                                         --------------        --------------        --------------

                                                      $      1,357,625      $      1,343,562      $      1,054,557
                                                         ==============        ==============        ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Short-term borrowings                                 $         28,964      $         20,646      $         82,729
Accounts payable and accrued liabilities                       178,897               176,101               144,897
Income taxes payable                                            25,146                53,954                 9,896
Merchandise and other customer credits                          30,060                30,275                22,619
                                                         --------------        --------------        --------------

Total current liabilities                                      263,067               280,976               260,141

Long-term debt                                                 250,179               249,581               193,465
Postretirement/employment benefit obligations                   23,924                23,165                21,908
Other long-term liabilities                                     33,854                32,764                32,946
Stockholders' equity                                           786,601               757,076               546,097
                                                         --------------        --------------        --------------

                                                      $      1,357,625      $      1,343,562      $      1,054,557
                                                         ==============        ==============        ==============





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                          ------------------------------
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
Date: May 17, 2000                        and Secretary